SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                        Date of Report: December 2, 2008





                              ECOSYSTEM CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                              33-0895699
--------------------------------------------------------------------------------
(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                   10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.02         Unregistered Sale of Equity Securities

On December 2, 2008 EcoSystem agreed with Viridis Capital, LLC, the holder of all of the outstanding shares of EcoSystem's Series C Preferred Stock, to exchange the outstanding Series C Preferred Stock for 400,000,000 shares of EcoSystem common stock.

As of the close of business on December 4, 2008, there were 500,000,000 shares of EcoSystem common stock issued and outstanding. There was no other class of stock outstanding.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 4, 2008                    ECOSYSTEM CORPORATION

                                            By: /s/ Kevin Kreisler
                                            ---------------------------------
                                                    Kevin Kreisler
                                                    Chief Executive Officer